STONERIDGE SMALL-CAP GROWTH FUND

                              STONERIDGE BOND FUND

                             STONERIDGE EQUITY FUND

                          Supplement to the Prospectus
                             Dated December 29, 2003

The following replaces the section "Early Redemption Fee" on page 13 of the
Prospectus:

         PROHIBITION ON MARKET TIMING. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn within 30 days of investment. The proceeds collected from redemption fees will be used for the benefit of existing shareholders. Redemption fees may be waived at the sole discretion of the Funds' advisor for mandatory retirement plans, for systematic withdrawal plans and in certain other circumstances, such as death or a change in the investor's asset allocation. No exceptions will be granted to persons believed to be "market-timers."

         While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.


The following replaces the second paragraph under the section "Determination of Net Asset Value" on page 14 of the Prospectus:

         Each Fund's assets generally are valued at their market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value a Fund's assets according to policies approved by the Board of Trustees. For example, if trading in a stock is halted and does not resume before a Fund calculates its NAV, the advisor may need to price the security using the Fund's good faith pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

The following replaces the first paragraph on the back cover page of the
Prospectus:

           Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Funds' policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance results as of the Funds' latest semi-annual or annual fiscal year end.


                     Supplement effective December 28, 2004


This Supplement, and the Prospectus dated December 28, 2004, contain information that you should know before investing in the Funds and should be retained for future reference. Additional information is included in the Statement of Additional Information dated December 28, 2004, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (800) 441-6978.
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                        STONERIDGE SMALL-CAP GROWTH FUND

                              STONERIDGE BOND FUND

                             STONERIDGE EQUITY FUND

              Supplement to the Statement of Additional Information
                                      Dated
                                December 29, 2003


                     Supplement effective December 28, 2004


The following new section is added on Page 19 of the Statement of Additional
Information:


         DISCLOSURE OF PORTFOLIO HOLDINGS

                  Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

                  From time to time, a Fund may disclose its portfolio holdings to third-parties who provide services to the Fund if such information is necessary to the provision of the services (e.g., to a rating agency for use in developing a rating). When made, such disclosures will be made subject to a requirement that the service provider keeps such information confidential. In addition, the Fund will prohibit the service provider from trading in the Fund's shares while in possession of such information.

                  The Funds are prohibited from entering into any arrangements with any person to make available information about the Funds' portfolio securities without the specific approval of the Board. In addition, the Funds' policies and procedures prohibit the Advisor or any other affiliated person from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds' portfolio holdings.